Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 0 Revised Business Update August 2013

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 1 Statements contained in this presentation about future performance, including, without limitation, operating results, asset and rate base growth, capital expenditures, San Onofre Nuclear Generating Station (SONGS), EME bankruptcy, and other statements that are not purely historical, are forward- looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2012 Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 2 • One of the nation’s largest electric utilities  Nearly 14 million residents in service territory  Approximately 5 million customer accounts  50,000 square-mile service area • Significant infrastructure investments:  1.4 million power poles  700,000 transformers  103,000 miles of distribution and transmission lines • 7 – 9% projected average annual rate base growth through 2017 driven by:  System reliability and infrastructure replacement  California Renewables Portfolio Standard  Technology improvements SCE Highlights

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 3 SCE Decoupled Regulatory Model Decoupling of Regulated Revenues from Sales Major Balancing Accounts • Fuel • Purchased power • Energy efficiency • Pension-related contributions Advanced Long-Term Procurement Planning • SCE earnings are not affected by changes in retail electricity sales • Differences between amounts collected and authorized levels are either billed or refunded to customers • Promotes energy conservation • Stabilizes revenues during economic cycles • Trigger mechanism for fuel and purchased power adjustments at 5% variance level • Utility cost-recovery via balancing accounts represented over 50% of 2012 costs • Sets prudent upfront standards allowing greater certainty of cost recovery (subject to reasonableness review) Regulatory Model Elements Key Benefits

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 4 SCE Customer and Revenue Profile 2012 Sales by Class of Service 2012 Revenue Requirement by Source Note: Other CPUC includes items such as energy efficiency, SONGS steam generator replacement, Solar PV, SmartConnect®, and other 2012 Systemwide Average Rate was 14.3¢/kWh Public Authorities 6% Agricultural, Resale & Other 4% Residential 35% Industrial 9% Commercial 46% Total Sales (millions kWh): 88,215 FERC 7% Fuel & Purchased Power 33% CPUC GRC Base Rates 48% Other CPUC 12%

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 5 Kilowatt-Hour Sales (millions of kWh) Residential Commercial Industrial Public authorities Agricultural and other Resale Total Kilowatt-Hour Sales Customers Residential Commercial Industrial Public authorities Agricultural Railroads and railways Interdepartmental Total Number of Customers Number of New Connections Area Peak Demand (MW) SCE Customer Demand Trends Note: See Edison International Financial and Statistical Reports for further information 2012 30,563 40,541 8,504 5,196 1,676 1,735 88,215 4,321,171 549,855 10,922 46,493 21,917 83 24 4,950,465 22,866 21,981 2011 29,631 39,622 8,490 5,206 1,318 3,071 87,338 4,301,969 546,936 11,370 46,684 22,086 82 22 4,929,149 19,829 22,374 2010 29,034 39,318 8,507 5,336 1,353 4,103 87,651 4,285,803 543,016 11,708 46,718 22,321 73 23 4,909,662 25,566 22,771 2009 30,063 40,076 8,524 5,687 1,499 5,868 91,717 4,262,966 539,270 12,244 46,902 22,315 67 23 4,883,787 32,145 22,112 2008 30,745 41,978 9,658 5,931 1,496 8,769 98,577 4,247,603 535,790 13,243 47,193 22,414 58 23 4,866,324 46,048 22,020

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 6 SCE Operational Excellence Framework 2013 SCE GOALS STRATEGIC OBJECTIVES DART INJURY RATE GENERATION RELIABILITY INDEX J.D. POWER CUSTOMER SAT* SAFETY CUSTOMER SERVICE EXCELLENCE & RELIABILITY AFFORDABILITY VISION To be an industry pacesetter providing safe, reliable, and affordable electric service to our customers MISSION Safely delivering reliable, affordable electricity to our customers. VALUES Integrity, Excellence, Respect, Continuous Improvement, Teamwork DART INJURY RATE DBE SPEND GENERATIO N RELIABILITY INDEX SAIDI / SAIFIPUBLIC SAFETY WORKPLACE IMPROVEMENT PLANS CORE EARNINGS PER SHARE SYSTEM AVERAGE RATE MAJOR CAPITAL PROJECTS O&M PER CUSTOMER COST EFFICIENCY METRIC ENERGY COST PER MWh DIVERSE WORKFORCE POLE LOADING PEOPLE G NERATION RELIABILITY INDEX J.D. POWER CUSTOMER SAT WORKPLACE IMPROVEMENT PLANS MAJOR CAPITAL PROJECTS O&M PER CUSTOMER COST EFF CIENCY METRIC Operational & Service Excellence is the foundation for serving our customers, adapting to industry change, and providing sustainable earnings and dividend growth for our shareholders

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 7 SCE 2015 CPUC General Rate Case • Notice of Intent (NOI) submitted to the CPUC’s Division of Ratepayer Advocates (DRA) on July 15, 2013 • Request sets base revenue requirement for 2015 – 2017  Includes operating costs and CPUC jurisdictional capital  Excludes fuel and purchased power (and other utility cost-recovery activities), cost of capital, and FERC jurisdictional transmission • 2015 revenue requirement request of $6.279 billion  $120 million increase, or 2%, over presently authorized base rates  Post test year requested increase of $368 million in 2016 and additional increase of $331 million in 2017  Assumes full recovery of SONGS rate base and net investment – O&M, capex tied to early retirement • Request consistent with SCE strategy to ramp up infrastructure investment consistent with capital plan while mitigating customer rate impacts through productivity and lower operating costs July 15 Notice of Intent GRC Application Evidentiary Hearings Opening and Reply Briefs Final Decision Proposed Decision 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Estimated

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 8 3 4 5 6 7 Oct-12 Oct-13 Oct-14 Oct-15 Ra te (% ) CPUC Cost of Capital • 10.45% Return on Equity (ROE) and adjustment mechanism approved through 2015  ROE adjustment based on 12-month average of Moody’s Baa utility bond rates, measured from Oct. 1 to Sept. 30  If index exceeds 100 basis point deadband from starting index value, authorized ROE changes by half the difference  Starting index value based on trailing 12 months of Moody’s Baa index as of September 30, 2012 – 5.00% CPUC Adjustment Mechanism Moody’s Baa Utility Index Spot Rate Moving Average (10/1/2012 – 7/1/2013) = 4.65%) 100 basis point +/- Deadband Starting Value – 5.00%

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 9 2012 FERC Formula Rate Settlement • August 2011 – FERC accepted SCE’s formula rates subject to refund and settlement • August 2013 – SCE filed settlement for rates retroactive to January 1, 2012 and interim rate reduction request effective October 1, 2013 • 10.45% settlement ROE:  9.30% base  + 50 bps CAISO participation  + 65 bps weighted average for project incentives • Moratorium on ROE changes through June 30, 2015, when formula rate changes once again can be requested through a Federal Power Act (FPA) Section 205/206 filing  FPA Section 205 – SCE files for rate revision  FPA Section 206 – FERC, or another party, files a complaint as to the reasonableness of the formula rate • If Chief Judge approves interim rate request by September 6, lower rates based on settlement go into effect on October 1, 2013 • If settlement is approved by November 15, 2013, next formula rate update submitted on December 1, 2013, is effective on January 1, 2014 • Settlement will result in customer refunds of approximately $200 million during 2014 • No material impact on SCE earnings in 2013

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 10 $2.2 $2.4 $2.9 $3.8 $3.9 $3.9 2007 2008 2009 2010 2011 2012 SCE Historical Capital Expenditures ($ billions)

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 11 $12.5 $13.1 $15.0 $16.8 $18.8 $21.0 2007 2008 2009 2010 2011 2012 Rate Base Core Earnings 11% 15% 2007 – 2012 CAGR Note: Recorded rate base, year-end basis. See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix Core Earnings $2.07 $2.25 $2.68 $3.01 $3.33 SCE Historical Rate Base and Core Earnings ($ billions) $4.10

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 12 Note: 2013-17 forecasted capital spending subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast range reflects an average 12% variability based on the average level of historical experienced over the last five years. Assumes sale of SCE’s Four Corners Generating Station interest in 2013. Capital Expenditures Forecast ($ billions) 2013-17 Total Requested $4.0 $4.0 $4.2 $4.2 $3.9 $20.3 Range $3.7 $3.7 $3.5 $3.6 $3.3 $17.8 • Capital expenditures plateau at approximately $4 billion per year • CPUC GRC requests additional infrastructure replacement to approximate the mean time to failure of equipment • Includes incremental $360 million SCE estimate Chino Hills undergrounding capital for single circuit configuration • SONGS capex based on early retirement $17.8 – $20.3 billion forecasted capital program 2013 – 2017 $4.0 $4.0 2013 2014 2015 2016 2017 Distribution Transmission Generation $4.2 $4.2 $3.9

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 13 ($ billions) Rate Base Forecast Note: Weighted-average year basis, including: (1) forecasted 2013-2014 FERC and 2015-2017 CPUC rate base requests; (2) consolidation of CWIP projects; and (3) estimated impact of bonus depreciation provisions. Rate Base forecast range reflects capital expenditure forecast range. Smart Grid • Driven by infrastructure replacement, reliability investments, and public policy requirements • FERC rate base includes CWIP and is approximately 21% of 2013 rate base forecast, increasing to 23% in 2017 • Excludes SONGS rate base, which is addressed in OII process • Includes Chino Hills undergrounding CAGR 7 – 9% projected rate base 2013 – 2017 $20.3 $21.8 $23.5 $25.2 $26.7 $20.5 $22.4 $24.7 $27.1 $29.1 2013 2014 2015 2016 2017 Requested Range

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 14 SCE Large Transmission Projects Project Name Total Project Costs1 In Service Date FERC Incentives 2013 – 2017 Forecast Status2 Tehachapi 1-11 $2,860 2016 125 bpsROE adder $917 • Total project costs and in service date include Chino Hills undergrounding and exclude FAA Petition For Modification • SCE estimates undergrounding to be $360 million nominal, including voltage control Devers- Colorado River $860 Q3 2013 100 bps ROE adder $337 • Expected in service date Q3 2013 Eldorado- Ivanpah $385 Q3 2013 N/A $227 • Expected in service date Q3 2013 1 Total Project Costs are nominal direct expenditures, subject to CPUC and FERC cost recovery approval 2 SCE’s estimate of $360 million nominal provided to the CPUC on April 12, 2013, is subject to change based on final scope, final engineering and other factors ($ millions)

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 15 SCE Distribution Program • Average equipment age beginning to approach mean time to failure making it critical to achieve equilibrium replacement rates • 2015 GRC request represents ~120% increase in infrastructure replacement over 2012 GRC Authorized • Demonstrated operational capability to execute current infrastructure replacement programs • Slow growth in California economy, resulting in less customer growth, allows for increased infrastructure replacement expenditures 2015 – 2017 Requested GRC Expenditures in Distribution Assets $9.4 Billion 1 Includes information technology, facilities/buildings, corporate center, etc. 2 Includes underground conversions, customer requests/relocations, claims, customer meters, etc. Load Growth New Service Connections Infrastructure Replacement General Plant1 Other2 Achieving equilibrium replacement rates requires a sustained commitment over multiple rate case cycles creating a long-term growth opportunity

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 16 $1.16 $1.22 $1.24 $1.26 $1.28 $1.30 $1.35 $2.07 $2.25 $2.68 $3.01 $3.33 $4.10 $3.50 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2007 2008 2009 2010 2011 2012 2013 SCE Core EPS EIX Dividend Paid (39%) EIX Dividend Growth EIX increased its dividend for the 9th consecutive year to an annual rate of $1.35 per share for 2013 • EIX targets paying out 45 – 55% of SCE earnings • Dividend growth rate slowed to help fund large utility capital program, which plateaus in 2013 • EIX plans to return to target dividend range over time SCE Core EPS EIX Dividend 15% 2% 2007 – 2012 CAGR (38%) (42%) (46%) (54%) (56%) Note: See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share (32%) Guidance Midpoint

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 17 2013 Core and Basic Earnings Guidance Note: See Use of Non-GAAP Financial Measures in Appendix SONGS Guidance: • $(0.15) per share from removal of $1.2 billion rate base effective in June pending regulatory treatment of return on investment • $(0.03) per share from no AFUDC on CWIP effective in June pending regulatory treatment of return on investment • $(0.02) per share of other transition costs • $(1.12) per share non-core charge Other Assumptions: • Approved capital structure – 48% equity, 10.45% CPUC & FERC ROE • No material impact from FERC settlement • 325.8 million common shares outstanding • SCE positive variances from rate base forecast include: income tax repair deduction, O&M cost savings/other, energy efficiency earnings • EME results not consolidated • No changes in tax policy • O&M cost savings flow through to ratepayers in 2015 GRC • No SONGS insurance or warranty recoveries • No non-core items except $(1.03) per share reported year to date 2013 Earnings Guidance as of 6/7/13 2013 Earnings Guidance as of 8/1/13 Low Mid High Low Mid High SCE $3.50 $3.50 EIX Parent & Other (0.15) (0.15) EIX Core EPS $3.25 $3.35 $3.45 $3.25 $3.35 $3.45 Non-core Items (1.24) (0.86) (1.03) (1.03) EIX Basic EPS $2.01 $2.59 $2.22 $2.42

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 18 Creating Shareholder Value Resolve Uncertainties Create Sustainable Earnings and Dividend Growth Position for Transformative Sector Change • Maintained EME structural separateness • SCE 2012 GRC • SCE 2013 cost of capital • 5-year rate base CAGR of 11% (2007 – 2012) • 15% Core EPS growth (2007 – 2012) • 9 consecutive dividend increases • Leadership and development • Advanced technologies • New business development / strategic planning • Resolve SONGS cost recovery • Execute wires-focused investment program:  Infrastructure investments  Meet 33% renewables mandate by 2020 • Finalize FERC rate case • Optimize cost structure through operational excellence • Grow through investments • Balance dividend increases with SCE capex needs • Return to target dividend range over time • Legislative and regulatory advocacy • Rate design reform • Evaluate new power sector business opportunities Note: See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. W ha t W e’v e D on e W ha t R em ain s

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 19 Updates Since Our Last Presentation • FERC Formula Rates (p. 9) • 2013 Core and Basic Earnings Guidance (p. 17) • SONGS Regulatory – CPUC OII (p. 23)

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 20 Appendix – SONGS

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 21 SONGS – Supplemental Data 1 Includes direct operations and maintenance costs, depreciation, and return on investment 2 In 2005 the CPUC authorized expenditures of approximately $525 million ($665 million based on SCE's estimate after adjustment for inflation using the Handy-Whitman Index) for SCE's 78.21% share of SONGS. Subject to CPUC reasonableness review 3 Severance costs recorded in SONGSMA until funding of post June 6, 2013, closure activities is transitioned from base rates to nuclear decommissioning trusts 4 Net of accumulated depreciation ($ millions) (SCE Share as of June 30, 2013) Since 1/1/2012 Revenue Requirement Collected1 $860 Steam Generator Replacement (SGRP) – Approved2 $665 SGRP Total – Incurred $602 Incremental Inspection & Repair Costs $115 Severance – Shut Down3 $56 Physical (Total) SCE Ownership 78.21% Capacity (MW) 2,150 2011 Generation (million kWh) 18,097 (As of May 31, 2013) Unit 2 Unit 3 Common Plant Total Rate Base Net Plant in Service4 $606 $430 $259 $1,295 Materials and Supplies — — 100 100 Accumulated Deferred Income Taxes (119) (74) (46) (238) Total Rate Base $487 $356 $313 $1,156 Add: Acc. Deferred Income Taxes 119 74 46 238 Add: Construction Work in Progress 25 99 106 230 Add: Nuclear Fuel 153 216 102 471 Total Net Investment $784 $745 $567 $2,096

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 22 SONGS – Asset Impairment (As of May 31, 2013 – $ millions) Exposure to refunds for amounts collected from customers Exposure to recovery of net investment from future rates Regulatory Asset1 Net Investment $2,096 Less: Asset impairment (575) Regulatory Asset2 $1,521 Revenue Subject to Refund Since 1/1/12 Since 11/1/12 Authorized revenues $804 $262 Replacement power $670 $329 Net Investment in SONGS Net investment as of May 31, 2013 $2,096 1 Such assessment and judgment is subject to considerable uncertainty, and regulatory principles and precedents are not necessarily binding and are capable of interpretation 2 Includes approximately $404 million of PP&E, including CWIP, that is expected to support ongoing activities at the site and excess nuclear fuel and material and supplies that, if sold, would reduce the amount of the regulatory asset by such proceeds Recognition of a regulatory asset is based on an assessment that such amount is probable of recovery1

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 23 SONGS Regulatory – CPUC OII Next Steps Phase 1A2 – Establish methodology to determine market-related costs attributable to the SONGS outages Phase 1A August 28: briefs September 9: reply briefs Phase 1B Decision Q4 2013 Phase 1B – Determine whether expenses and capital expenditures recorded in SONGSMA were reasonable Phase 23 – Asset adjustments to rate base and associated O&M as of November 1, 2012 October 7: evidentiary hearings November 7: opening briefs November 22: reply briefs February 2014: decision Phase 3 – Reasonableness and responsibility of steam generator replacement project costs; steam generator damage, repair, and inspection costs TBD Phase 4 – Adjustments to 2013 revenue requirement TBD • October 2012, CPUC issued Order Instituting Investigation for SONGS outages (I.12-10-013)  Consolidates all SONGS proceedings to determine appropriate cost recovery – steam generator project, market power, capital expenditures, operations and maintenance, seismic studies  All SONGS costs since January 1, 2012, tracked in memorandum account (SONGSMA) • August 2013, SCE Phase 2 testimony requested return on 2013 rate base1:  $425 million used and useful, materials and supplies – 7.90% through December 2017 (currently authorized full rate of return); 5.54% through 2020 (weighted cost of debt and preferred)  $733 million retired – 5.54% over 5 years (weighted cost of debt and preferred) 1 Includes construction work in progress and adjustments to deferred taxes. Please refer to August 14, 2013, SCE-40 testimony for more information. 2 Subject to change. Based on July 1, 2013, ALJ Scoping Memo 3 Subject to change. Based on July 31, 2013, ALJ Scoping Memo as updated by August 9, 2013, ALJ memo

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 24 SONGS – Recovery Examples Docket# Owner & Project Return of Investment Partial Return on Investment D.92-08-036 SCE – SONGS 1 generating plant   D.12-10-051 SCE – GRC Legacy Meters   D.11-05-018 PG&E – GRC Legacy Meters   D.11-09-017 Golden State Water – Hill Street Treatment Facility   D.83-08-031 Pacific Bell – Telecommunications equipment   D.92-12-057 PG&E – Geysers 15 generating plant  D.85-08-046 PG&E – Humboldt Bay 3 generating plant  D.12-10-051 SCE – GRC Mohave generating plant  D.85-12-108 SDG&E – Generating plants  Precedents are subject to interpretation and considerable uncertainty regarding their applicability to the particular circumstances of other matters, and may be found by a later commission not to be binding on that commission. No decisions have been rendered in the OII proceeding regarding recoverability of costs from future rates or refunds of amounts to customers. The CPUC may or may not agree with SCE.

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 25 SONGS Third-Party Recovery – MHI Warranty Warranty Summary Notice of Dispute • 20-year warranty:  Repair or replace defective items  Specified damages for certain repairs  $138 million liability limit, excluding consequential damages (e.g. replacement power)  Limits subject to applicable exceptions in the contract and under law • 7 invoices submitted totaling $149 million for repair costs through April 30  First invoice of $45 million ($36 million SCE share) paid, subject to audit, reservation of rights regarding documentation • July 2013, Notice of Dispute submitted to MHI • Exceptions to damage limitations are argued to apply:  Direct Damages – $138 million warranty cap does not apply due to, among other things, gross negligence  Consequential Damages – contract waiver does not apply due to, among other things, “failure of essential purpose” • Notice of Dispute does not foreclose or limit other theories or facts • 90-day period to resolve differences prior to initiating arbitration SCE’s position is that the steam generator tube leak and resulting damages represent a total and fundamental failure of performance by MHI

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 26 SONGS Third-Party Recovery – NEIL Insurance • Property damage and outage insurance through Nuclear Electric Insurance Limited (“NEIL”)  Property Damage Policies – $2.5 million deductible; $2.75 billion liability limit  Outage Policy – weekly indemnity up to $3.5 million per unit after 12-week deductible period ($2.8 million per unit per week if both are out due to same “accident”); $490 million limit per unit ($392 million each if both units are out due to the same “accident”)  Exclusions and limitations may reduce or eliminate coverage  Proof of loss must be submitted within 12 months of damage or outage • Outage policy benefits are reduced to:  80% of weekly indemnity after 52 weeks; and  10% of weekly indemnity after early retirement announcement • Separate proofs of loss have been filed for Unit 2 and Unit 3 under NEIL outage policy totaling $352 million ($276 million SCE share) for amounts through April 27, 2013  Estimated total claims through June 6 early retirement decision is approximately $388 million ($304 million SCE share)  SCE is seeking weekly indemnity amounts provided under outage policies for each Unit  SCE has not submitted a proof of loss under the property damage policies – SCE has received an extension to file such a claim to December 31, 2013 • NEIL has advised SCE that it does not expect to make any determinations of coverage until late in the fourth quarter of 2013 or possibly 2014

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 27 SONGS – Decommissioning Decommissioning Trusts • Decommissioning costs recovered in rates approved by CPUC in triennial proceeding • December 2012, A.12-12-013 Joint Filing with SDG&E submitted • July 2013, updated early retirement scenario total decommissioning cost  SCE request to stay proceeding until site-specific decommissioning plan is completed  SCE request that currently authorized annual decommissioning contributions of $23 million be maintained Decommissioning Process • June 2013, Certification of Permanent Cessation of Power Operations submitted to NRC • Three NRC-approved decommissioning methods available • United States Navy lease requires return of property to original condition • Estimated decommissioning period of 2022 to 2055 may be accelerated

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 28 Coastal Power Plants Local Reliability Areas (generalized) California Transmission System (partial, generalized) CA Once Through Cooling Policy – Legend SCE System Reliability • Short-term SONGS closure solutions  Transmission – 220 kV Barre-Ellis reconfiguration  Voltage support – Huntington Beach 3 and 4 synchronous condensers  Substations – Santiago, Viejo, Johanna capacitor bank upgrades  Generation – El Segundo repower (550 MW), Sentinel (728 MW), Walnut Creek (480 MW)  Conservation – EE, demand response, Flex Alerts • Long-term issues  Once-through cooling – approximately 6,000 MW affected in SCE territory  Air quality and emissions – limitations on permits, cap and trade market  Distributed generation and renewables – integration, flexibility and net load

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 29 Appendix – Regulatory

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 30 12.3 16.1 US Average SCE 31% Higher SCE Rates and Bills Comparison • SCE’s residential rates are above national average due, in part, to a cleaner fuel mix – cost for renewables are higher than high carbon sources • Average monthly residential bills are lower than national average – higher rate levels offset by lower usage  41% lower SCE residential customer usage than national average, from mild climate and higher energy efficiency building standards • Public policy mandates (33% RPS, AB32 GHG, Once-through Cooling) and electric system requirements will drive rates and bills higher Source: EIA's Form 826 Data Monthly Electric Utility Sales and Revenue Data for the Data 12 Months Ending April 2013. 2012 Average Residential Rates (¢/kWh) 2012 Average Residential Bills ($ per Month) Key Factors ¢ ¢ SCE’s average residential rates are above national average, but residential bills are below national average due to lower energy usage $123 $95 US Average SCE 23% Lower

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 31 Residential Rate Design in California • 2001 – AB 1X established current rate structure and process during energy crisis  Tiered rates – encourage conservation  Frozen Tier 1 and 2 rates – preserve affordability during skyrocketing wholesale prices  CARE – low-income subsidy program  Rate design responsibility transferred from CPUC to Legislature  Subsequent legislation in 2009 allowed CPI increases for Tiers 1 and 2 • SCE supports rate reform for its customers  Transfer rate design responsibility to CPUC  Address subsidies between higher and lower tiers  Include reasonable fixed charge to allow cost recovery 12.8¢ 16.0¢ 27.1¢ 31.1¢ 0 5 10 15 20 25 30 35 0 200 400 600 800 1,000 1,200 1,400 ¢/ kW h kWh/month Tier 1 Tier 2 Tier 3 Tier 4 2013 SCE Residential Rate Structure1,2,3 1 Tier structure revised based on the 2012 GRC Phase II proposal approved on March 21, 2013 2 Based on a daily baseline of 342 kWh/month, which is a customer weighted average of baseline allocations of each region SCE serves. Tier 4 does not have a kWh limit. 3 Tier 1 and 2 rates are subject to rate caps established in 2001, as modified by SB695 in 2009 A higher fixed customer charge and fewer tiers would be more equitable than the current rate design structure

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 32 SCE Residential Net Metering Rate Structure 8.2¢ 28.3¢20.1¢ 0 5 10 15 20 25 30 ¢/ kW h Solar Subsidies1,2 Generation Rate Subsidy Paid by Other Ratepayers Equivalent Solar Rate 1 Based on average home usage of 1,150 kwh/month, a 4-tier rate structure, and a 4.8kW solar system with a 18% capacity factor that generates 620 kWh per month of electricity 2 Net metering limited to approximately 10% of load – currently represents 1% Residential solar customers receive a subsidy funded by all other non-solar customers in higher tiers • Residential solar customer generation offsets total retail rate • Average retail rate of 28.3¢/kWh vs. actual generation cost of 8.2¢/kWh • Resulting 20.1¢/kWh is a subsidy funded by all other non-solar customers in Tiers 3 and 4.

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 33 California Climate Change Policy • Assembly Bill 32 (2006) – reduces State greenhouse gas (GHG) emissions to 1990 levels by 2020 (~16% reduction) • Cap and trade program basics:  State-wide cap in 2013 – decreases over time  Compliance met through allowances, offsets, or emissions reductions  Excess allowances sold, or “banked” for future use  January 2014 – merger with Quebec cap and trade program • SCE received 32.3 million 2013 allowances vs. 10.4 million metric tons 2012 GHG emissions • Allowances sold into quarterly auction and bought back for compliance  SB 1018 (2012) – auction revenues used for rate relief for residential (~93%), small business, and large industrial customers AB32 Emissions Reduction Programs Cap & Trade 22% Other 23% Low Carbon Fuel Standard 19% RPS 14% Energy Efficiency 15% High GWP Gases 7% Quarterly Auction Results (Current Vintage) 11/2012 2/2013 5/2013 $10.09/ton $13.62/ton $14.00/ton

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 34 California Renewables Policy • On April 12, 2011, Governor Brown signed SB X 1 2, which codifies a 33% Renewables Portfolio Standard (RPS) for California by 2020  Allows use of Renewable Energy Credits (RECs) for up to 25% of target with decreasing percentages over time  Applies similar RPS rules to all electricity providers (investor- and publicly-owned utilities, as well as Electric Service Providers) • In order to meet the 33% RPS requirement by 2020, SCE will increase its renewable purchases by 10 billion kWh, or 67% While SCE is on target to meet the 33% renewables mandate by 2020, the requirement will put upward pressure on customer rates Solar 6% Small Hydro 4% Geothermal 43% Biomass 6% Wind 41% Actual 2012 Renewable Resources: 20% of SCE’s portfolio

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 35 2012 SCE Energy Portfolio1 1 CEC Power Source Disclosure Program 2 Accounts for non-technology specific energy procured from market More than half of SCE’s energy portfolio consists of low-carbon resources including renewables, hydro, and natural gas Market Source Coal Natural Gas Nuclear Large Hydro Wind Solar Small Hydro Geothermal Biomass & Waste 30.8 5.4 15.8 5.3 3.1 6.2 1.0 0.6 6.5 0.9 21% 1% 1% 9% 1% Renewables 20% Carbon Neutral 31% 8% 4% 7% 2 Low Carbon 52% 41% 7% 75.6 (Billion kWh – Retail Sales)

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 36 SCE Energy Efficiency Programs 1.7 1.6 0.9 0.9 2011 2012 2013 2014 Energy efficiency programs updated for 2013 – 2014 • SCE is a national leader  2012 energy savings = 1.8% of retail sales1 • 2013 budget of $347 million2 – all balancing account based • Target 0.9 billion kWh average annual savings for 2013- 14 cycle3 – Reduced goals reflect CPUC-identified market potential for EE Energy efficiency earnings incentive mechanism modified • December 2012 – $15 million awarded for 2010 program year • New earnings mechanism for 2011, 2012 (payable in 2013, 2014) based on 5% management fee and up to 1% performance bonus • CPUC requested comments (April – May) on a newly proposed efficiency savings and performance incentive mechanism for 2013-2014, which includes both a management fee and incentive bonus approach 1 Does not include resale sales. Energy savings subject to ex-post CPUC review 2 Excludes income qualified energy efficiency and integrated demand-side management program funding authorizations for 2013 3 Based on CPUC goals established for SCE. Market potential changes in response to program funding levels, customer participation assumptions, market influences and the implementation of new building codes and minimum appliance efficiency standards Annual kWh Savings (billions)

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 37 Appendix – Financial

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 38 Second Quarter Earnings Summary Q2 2013 Q2 2012 Variance Core EPS1 SCE $0.84 $0.59 $0.25 EIX Parent & Other (0.05) (0.03) (0.02) Core EPS1 $0.79 $0.56 $0.23 Non-Core Items SCE $(1.12) $— $(1.12) EIX Parent & Other Continuing Operations — — — Discontinued Operations 0.04 (0.33) 0.37 Total Non-Core $(1.08) $(0.33) $(0.75) Basic EPS1 $(0.29) $0.23 $(0.52) Diluted EPS $(0.29) $0.22 $(0.51) SCE Key Core Earnings Drivers Impact of delay in 2012 GRC $0.16 Higher revenue 0.08 Increase in 2013 revenues Rate base growth Decrease in ROE Lower O&M (0.03) SONGS inspection and repair 0.04 SmartConnect project 0.04 Severance – SONGS direct2 (0.05) Severance – other (0.06) Higher depreciation (0.03) Incremental repair deductions 0.05 Income taxes and other 0.02 Total $0.25 1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2 Severance costs directly related to SONGS early retirement did not impact earnings. SCE's authorized SONGS revenue requirement offset a portion of these costs and the balance was deferred as a regulatory asset. SCE expects to recover the regulatory asset during the third quarter. All SONGS-related costs are subject to reasonableness review.

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 39 Year-to-Date Earnings Summary YTD 2013 YTD 2012 Variance Core EPS1 SCE $1.63 $1.14 $0.49 EIX Parent & Other (0.06) (0.04) (0.02) Core EPS1 $1.57 $1.10 $0.47 Non-Core Items SCE $(1.12) $— $(1.12) EIX Parent & Other Continuing Operations 0.02 — 0.02 Discontinued Operations 0.07 (0.59) 0.66 Total Non-Core $(1.03) $(0.59) $(0.44) Basic EPS1 $0.54 $0.51 $0.03 Diluted EPS $0.54 $0.50 $0.03 SCE Key Core Earnings Drivers Impact of delay in 2012 GRC $0.30 SONGS refueling revenue (0.07) Higher revenue 0.13 Increase in 2013 revenues Rate base growth Decrease in ROE Lower O&M 0.06 SONGS inspection and repair 0.06 SONGS refueling costs 0.06 SmartConnect project 0.07 Severance – SONGS direct2 (0.05) Severance – other (0.09) Other 0.01 Higher depreciation (0.08) Higher net financing costs (0.04) Incremental repair deductions 0.10 Income taxes and other 0.09 Total $0.49 1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2 Severance costs directly related to SONGS early retirement did not impact earnings. SCE's authorized SONGS revenue requirement offset a portion of these costs and the balance was deferred as a regulatory asset. SCE expects to recover the regulatory asset during the third quarter. All SONGS-related costs are subject to reasonableness review.

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 40 $6,682 — 2,518 1,562 296 32 4,408 2,274 (400) 1,874 214 1,660 91 $1,569 $5,169 4,139 1,026 — (1) — 5,164 5 (5) — — — — $— $6,257 — 2,423 1,426 285 — 4,134 2,123 (378) 1,745 601 1,144 59 $1,085 $4,320 3,356 964 — — — 4,320 — — — — — — $— $10,577 3,356 3,387 1,426 285 — 8,454 2,123 (378) 1,745 601 1,144 59 $1,085 $1,085 — $1,085 SCE Results of Operations ($ millions) Note: See Use of Non-GAAP Financial Measures. Utility Earning Activities Utility Cost- Recovery Activities Total Consolidated 2011 Utility Earning Activities Utility Cost- Recovery Activities Total Consolidated 2012 Operating Revenue Fuel and purchased power Operation and maintenance Depreciation, decommissioning and amortization Property and other taxes Disallowances and other Total operating expenses Operating income Net interest expense and other Income before income taxes Income tax expense Net income Dividends on preferred and preference stock not subject to mandatory redemption Net income available for common stock Core Earnings Non-Core Items Total SCE Basic Earnings $11,851 4,139 3,544 1,562 295 32 9,572 2,279 (405) 1,874 214 1,660 91 $1,569 $1,338 231 $1,569 • Utility earning activities – revenue authorized by CPUC and FERC to provide reasonable cost recovery and return on investment • Utility cost-recovery activities – CPUC- and FERC-authorized balancing accounts to recover specific project or program costs, subject to reasonableness review or compliance with upfront standards

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 41 Earnings Per Share Attributable to SCE Core EPS Non-Core Items Tax settlement Health care legislation Regulatory and tax items Total Non-Core Items Basic EPS SCE Core EPS Non-GAAP Reconciliations Note: See Use of Non-GAAP Financial Measures Reconciliation of SCE Core Earnings Per Share to SCE Basic Earnings Per Share 2007 $2.07 — — 0.10 0.10 $2.17 2008 $2.25 — — (0.15) (0.15) $2.10 2009 $2.68 0.94 — 0.14 1.08 $3.76 2010 $3.01 0.30 (0.12) — 0.18 $3.19 CAGR 15% 17% 2011 $3.33 — — — — $3.33 2012 $4.10 — — 0.71 0.71 $4.81

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 42 Non-GAAP Reconciliations ($ millions) Note: See Use of Non-GAAP Financial Measures. EME’s financial results are reported as non-core for all periods Q22012 $191 (8) $183 $– – (109) (109) $74 Q22013 $274 (15) $259 $(365) – 12 (353) $(94) Reconciliation of EIX Core Earnings to EIX GAAP Earnings Earnings Attributable to Edison International Core Earnings SCE EIX Parent & Other Core Earnings Non-Core Items SCE – SONGS impairment EIX Parent & Other Continuing Operations Discontinued operations Total Non-Core Basic Earnings YTD2012 $373 (13) $360 $– – (193) (193) $167 YTD2013 $530 (20) $510 $(365) 7 24 (334) $176

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 43 Quarterly Earnings Per Share Highlights Q1 Q2 Q3 Q4 2011 SCE $0.68 $0.65 $1.25 $0.76 $3.33 EIX – Parent and Other (0.03) (0.02) (0.01) 0.03 (0.02) Core EPS $0.65 $0.63 $1.24 $0.79 $3.31 Non-core items 0.02 0.01 (0.03) (0.11) (0.11) EIX Parent and Other – Discontinued Operations (0.06) (0.10) 0.10 (3.25) (3.31) Basic EPS $0.61 $0.54 $1.31 $(2.57) $(0.11) Note: See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix Q1 Q2 Q3 Q4 2012 SCE $0.56 $0.59 $1.11 $1.85 $4.10 EIX – Parent and Other (0.03) (0.02) (0.07) (0.06) (0.18) Core EPS $0.53 $0.57 $1.04 $1.79 $3.92 Non-core items 0.01 — 0.05 0.63 0.69 EIX Parent and Other – Discontinued Operations (0.26) (0.34) (0.51) (4.07) (5.17) Basic EPS $0.28 $0.23 $0.58 $(1.65) $(0.56) 2011 2012

Exhibit 99.1 EDISON INTERNATIONAL® Leading the Way in Electricity SM August 26, 2013 44 Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. Use of Non-GAAP Financial Measures EIX Investor Relations Contacts Scott Cunningham, Vice President (626) 302-2540 scott.cunningham@edisonintl.com Felicia Williams, Senior Manager (626) 302-5493 felicia.williams@edisonintl.com